UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 20, 2011 (February 17, 2011)

SEN YU INTERNATIONAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-12792	84-0916585
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19 West 44th Street, New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  212-997-8585

N/A
________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02    Unregistered Sales of Equity Securities.

Pursuant to the terms of the 10% Secured Convertible Notes (the “Notes”) Sen Yu International Holdings, Inc.(the “Company”) issued in February 2010, which were described in more detail in the Current Report on Form 8-K filed on February 22, 2010, all of the Notes were automatically converted, for no additional consideration, into an aggregate of 1,096,498 shares of the Company’s common stock (“Common Stock”), 913,192 shares of Series B Preferred Stock, Series A Warrants to purchase an aggregate of 799,044 shares of Common Stock, Series B Warrants to purchase an aggregate of 799,044 shares of Common Stock and Series F Warrants to purchase an aggregate of 877,199 shares of Common Stock, immediately following the closing of the private placement of $3,044,140 of Common Stock, which together with the private placement of $2.42 million of the Company’s Series B Preferred Stock in June 2010, constituted a “Qualified Financing” as defined in Notes. The issuance of the Common Stock, Series B Preferred Stock, Series A Warrants, Series B Warrants and Series F Warrants upon conversion of the Notes was made in reliance on the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended.

The terms of the Series B Preferred Stock, Series A Warrant, Series B Warrant and Series F Warrant were described in more detail in the Current Reports on Form 8-K filed on June 14, 2011 and February 22, 2011.

Cautionary Note on Forward Look Statements

This Current Report on Form 8-K and the exhibit hereto and the statements of representatives and partners of the Company related thereto contain, or may contain, among other things, certain “forward-looking statements” which involve significant risks and uncertainties. Such statements may include, without limitation, statements with respect to the Company’s plans, objectives, projections, expectations and intentions and other statements identified by words such as “projects,” “may,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties, including those detailed in the Company’s filings with the Securities and Exchange Commission. Actual results, including, without limitation, the Company’s results of operations in the future, may differ significantly from those set forth in the forward-looking statements.  Forward-looking statements involve risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control).  The Company undertakes no obligation to update any forward-looking statements, except as provided for by law.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 20, 2011	Sen Yu International Holdings, Inc.

By: /s/ Zhenyu Shang
Name: Zhenyu Shang
Title: Chairman and Chief Executive Officer